SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 23, 2004 (July 22, 2004)

                                 Arch Coal, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                 1-13105                 43-0921172
-----------------------------  ---------------------------   ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


            One CityPlace Drive, Suite 300, St. Louis, Missouri 63141
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (314) 994-2700











                               Page 1 of 4 pages.
                         Exhibit Index begins on page 4.

Item 5. Other  Events.

     On July 22, 2004, Arch Coal, Inc. (the "Company"), announced via press release that Patricia Fry Godley has been elected to its board of directors effective immediately. Ms. Godley will serve on the board's finance committee and the personnel and compensation committee. A copy of the Company's press release is attached hereto and incorporated herein by reference in its entirety.



Item 7.  Exhibits.

         (c) The following Exhibit is filed with this Current Report on Form
8-K:

             Exhibit No.               Description
                99                     Press Release dated as of July 22, 2004


























                               Page 2 of 4 pages.
                         Exhibit Index begins on page 4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 23, 2004                  ARCH COAL, INC.



                                       By:  /s/ Janet L. Horgan
                                            -----------------------------------
                                            Janet L. Horgan
                                            Assistant General Counsel
                                             and Assistant Secretary



























                               Page 3 of 4 pages.
                         Exhibit Index begins on page 4.

                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                ------------
99                         Press Release dated as of July 22, 2004


































                               Page 4 of 4 pages.

                                                                     Exhibit 99
News from
Arch Coal, Inc.
-------------------------------------------------------------------------------
                                                        FOR FURTHER INFORMATION:

                                                    Kim Link, External Affairs
                                                                 (314) 994-2936

                                                          FOR IMMEDIATE RELEASE
                                                       Thursday, July 22, 2004


            Arch Coal Names Patricia Fry Godley to Board of Directors

     ST. LOUIS/ July 22 - Arch Coal, Inc. (NYSE: ACI) today announced that Patricia Fry Godley, age 56, has been elected to its board of directors effective immediately. Ms. Godley will serve on the board's finance committee and the personnel and compensation committee.

     "It is with great pleasure that I welcome Pat Godley to our board of directors," said Steven F. Leer, Arch Coal's president and chief executive officer. "Pat's twenty-five years of experience in the energy sector, including her direct work with the Department of Energy, will be a strong addition to our governing board."

     Ms. Godley is a partner with the law firm Van Ness Feldman, P.C. in Washington, D.C., where she represents major electric and natural gas utilities in regulatory, public policy, and transactional matters. Previously, she served as the Assistant Secretary for Fossil Energy at the U.S. Department of Energy
(DOE), where she managed federal investment in fossil energy research and development, including clean coal technologies. During her term at DOE, Ms. Godley also supervised the sale of the U.S.-owned Elk Hills oil field in California for $3.65 billion, in the largest privatization in the nation's history.

     In addition to serving as a director for Arch Coal, Ms. Godley also serves as general counsel and a director of the United States Energy Association. Ms. Godley is a member of the American Bar Association, the Energy Bar Association, the D.C. Bar Association and the Texas Bar Association.

     Ms. Godley holds a bachelor of arts degree from Trinity University, a master of arts from Memphis State University, and a doctorate of jurisprudence from the University of Texas where she served as managing editor of the Texas Law Review.

     St. Louis-based Arch Coal is one of the nation's largest coal producers and mines clean-burning, low-sulfur coal exclusively. Through its subsidiary operations in West Virginia, Kentucky, Virginia, Wyoming, Colorado and Utah, Arch provides the fuel for approximately 6 percent of the electricity generated in the United States.